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                                                                     Exhibit d.1

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
COMMON STOCK                                        SCC                             COMMON STOCK
                                          SIRROM CAPITAL CORPORATION
INCORPORATED UNDER THE LAWS OF                                                     CUSIP 829905 10 8
THE STATE OF TENNESSEE                     LENDER TO SMALL BUSINESS        SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN
    NEW YORK, NEW YORK OR
  CHARLOTTE, NORTH CAROLINA


THIS CERTIFIES THAT







IS THE OWNER OF

                   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE, OF

Sirrom Capital Corporation (the "Corporation"), a Tennessee corporation.  The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by the duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.  This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signature of its duly authorized officers.

Dated:


                    /s/                                             /s/
                            SECRETARY                                       PRESIDENT
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                           SIRROM CAPITAL CORPORATION

    The shares represented by this certificate are issued subject to all the provisions of the charter and bylaws of Sirrom Capital Corporation (the "Corporation") as from time to time amended (copies of which are on file at the principal executive offices of the Corporation), to all of which the holder by acceptance hereof assents.

    The Corporation will furnish to any shareholder upon request and without charge a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made to the Corporation or to its transfer agent and registrar.

--------------------------------------------------------------------------------

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM- as tenants in common
        TEN ENT- as tenants by the entireties
        JT TEN- as joint tenants with right of survivorship and not as tenants in common

        UNIF GIFT MIN ACT- ________________ Custodian ________________
                                 (Cust)                    (Minor)

                                 under Uniform Gifts to Minors
                                 Act ___________________________________________
                                                      (State)

    Additional abbreviations may also be used though not in the above list.

    For value received, _________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
__________________ Attorney, to transfer the said shares on the books of the within named corporation with full power of substitution.

Dated, _____________________

                            X___________________________________________________

                            X___________________________________________________
                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.






    SIGNATURE(S) GUARANTEED:____________________________________________________
                            THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.